PLEASE MAKE CHECK PAYABLE TO:
ELEMENTS ACCESS[SM]                           PROTECTIVE LIFE INSURANCE COMPANY
A Variable Annuity                            Variable Annuity Services 3-7IPS
                                              P.O. Box 10648
Annuity Application                           Birmingham, AL 35202-0648

--------------------------------------------------------------------------------
OWNER   NAME, STREET, CITY, STATE, ZIP CODE  Phone Number (   )     -

                                             [ ] Male   Birthdate (MO./DAY/YR.)
                                                                      /   /

                                             [ ] Female Tax ID/Social Security
                                                        No.   ___  ___

--------------------------------------------------------------------------------
JOINT OWNER   (IF ANY) NAME, STREET, CITY, STATE, ZIP CODE

                                             [ ] Male   Birthdate (MO./DAY/YR.)
                                                                      /   /

                                             [ ] Female Tax ID/Social Security
                                                        No.   ___  ___

--------------------------------------------------------------------------------
ANNUITANT (IF OTHER THAN OWNER) NAME, STREET, CITY, STATE, ZIP CODE

                                             [ ] Male   Birthdate (MO./DAY/YR.)
                                                                      /   /

                                             [ ] Female Tax ID/Social Security
                                                        No.   ___  ___

================================================================================

BENEFICIARY   NAME, ADDRESS, RELATIONSHIP TO OWNER, SS# & PERCENTAGE
              (USE 'SPECIAL REMARKS' IF ADDITIONAL SPACE IS NEEDED)

Primary(s)-


Contingent(s)-


================================================================================

PLAN TYPE-Check all that apply.
[ ] Non-Qualified        [ ] Roth IRA*            If an IRA purchase payment
[ ] CD Transfer          *Please complete appro-  includes new contributions,
[ ] Sec. 1035 Exchange   priate service form.     please complete below:
[ ] TSA Direct Rollover  [ ] IRA Transfer
[ ] ___________________  [ ] IRA Rollover         Allocate IRA Contribution to
    (OTHER)              [ ] IRA Direct Rollover  Tax Year
                                                  $______(AMOUNT)
                                                   ______(PREVIOUS TAX YEAR)
                                                  $______(AMOUNT)
                                                   ______(CURRENT TAX YEAR)

================================================================================

BENEFIT PACKAGE-Check only one. (SEE PROSPECTUS FOR DETAILS.)

[ ] STANDARD (MORTALITY AND EXPENSE RISK CHARGE = 1.25%; ADMINISTRATIVE
    CHARGE = 0.15%.)
    Death Benefit-Return of Purchase Payments

[ ] ANNUAL RESET DEATH BENEFIT (MORTALITY AND EXPENSE RISK CHARGE = 1.40%;
    ADMINISTRATIVE CHARGE = 0.15%).
    Death Benefit-Return of Purchase Payments, Annual Reset

[ ] COMPOUND AND 3-YEAR RESET DEATH BENEFIT (MORTALITY AND EXPENSE RISK
    CHARGE = 1.40%; ADMINISTRATIVE CHARGE = 0.15%.)
    Death Benefit-Return of Purchase Payments, Compound, 3-Year Reset

================================================================================

                                    Page 1                                  8/98

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[ ] DOLLAR COST AVERAGING
Please transfer my initial allocation on the ____ day of the month (1ST-28TH) from the account(s) below into the Allocation Options indicated on the next page in the column headed 'DCA DESTINATION ALLOCATION'.

[ ] DCA Fixed Account 1 for _____ months (1 - 6 MONTHS) or for _____ quarters
    (1 - 2 QUARTERS).

[ ] DCA Fixed Account 2 for _____ months (7 - 12 MONTHS) or for _____ quarters
    (3 - 4 QUARTERS).

[ ] __________________________________ for _____ months (NO LIMIT) or for _____
    (OTHER ALLOCATION OPTION)

    quarters (NO LIMIT).

================================================================================

[ ] AUTOMATIC PURCHASE PAYMENT PLAN
A minimum $25,000 initial Purchase Payment is required, after which Automatic Purchase Payments may begin. Use the column headed 'SUBSEQUENT PURCHASE PAYMENT ALLOCATION' to allocate Automatic Purchase Payments. If Automatic Purchase Payments are made, Partial Automatic Withdrawals cannot be selected. PLEASE ATTACH A VOIDED CHECK OR WITHDRAWAL TICKET.

I authorize Protective Life to collect $___________ (MINIMUM $100) [ ] monthly [ ] quarterly on the ____ day of the month (1ST-28TH) by initiating automatic deductions from my account.

================================================================================

[ ] PARTIAL AUTOMATIC WITHDRAWAL PLAN
A minimum Purchase Payment of $40,000 is required to begin surrenders through Partial Automatic Withdrawals. If Partial Automatic Withdrawals are made, Automatic Purchase Payments will not be accepted by the Company. The minimum surrender as a Partial Automatic Withdrawal is $100. Partial Automatic Withdrawals will be taken pro-rata from the Allocations Options and will be made only by an electronic fund transfer. PLEASE ATTACH A VOIDED CHECK OR WITHDRAWAL TICKET.

Please withdraw $_______ [ ] monthly [ ] quarterly on the ____ day of the month (1ST-28TH). YOU MAY CHANGE YOUR ELECTION AT ANY TIME.)

             NOTICE OF WITHHOLDING ON DISTRIBUTIONS OR WITHDRAWALS
                         (FORM W-4P 10MB NO. 1545.0145)

The distributions you receive from the above policy are subject to Federal Income Tax withholding unless you elect not to have withholding apply. You may elect not to have withholding apply to your distribution payments by checking the appropriate box below. IF YOU DO NOT RESPOND BY THE DATE YOUR DISTRIBUTION IS SCHEDULED TO BE MADE, FEDERAL INCOME TAX WILL BE WITHHELD FROM THE TAXABLE PORTION OF YOUR DISTRIBUTION. If you elect not to have withholding apply to your distribution payments, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

                              WITHHOLDING ELECTION

[ ] I have read the above information and I DO NOT want to have Federal Income
    Tax, where applicable, withheld from my distribution.
[ ] I have read the above information and I DO want to have Federal Income
    Tax withheld from my distribution.

================================================================================

[ ] PORTFOLIO REBALANCING
Please rebalance my Variable Account  [ ] quarterly  [ ] semi-annually
[ ] annually on the _____ day of the month (1ST-28TH) according to my current Variable Account Purchase Payment allocation.

================================================================================

                                    Page 2                                  8/98

TOTAL PURCHASE PAYMENT: $____________ (MINIMUM $25,000) Unless you give us instructions for allocating subsequent Purchase Payments either now, by completing column 2, or at the time the subsequent Purchase Payment is made, we will use the allocation specified in column 3 if completed, and if not, the allocation in column 1. (PLEASE ALLOCATE USING WHOLE PERCENTAGES.)

      1.                                                          2.                   3.
INITIAL PURCHASE                                          SUBSEQUENT PURCHASE    DCA DESTINATION
PAYMENT ALLOCATION                                        PAYMENT ALLOCATION       ALLOCATION
------------------                                        -------------------    ---------------
                     PROTECTIVE LIFE GUARANTEED ACCOUNT*

_____________%         Fixed Account                      ___________%              ________%
_____________%         DCA Fixed Account 1                     N/A                     N/A
_____________%         DCA Fixed Account 2                     N/A                     N/A


                     GOLDMAN SACHS / PIC
_____________%         International Equity               ___________%              ________%
_____________%         Small Cap Value                    ___________%              ________%
_____________%         Capital Growth                     ___________%              ________%
_____________%         CORE U.S. Equity                   ___________%              ________%
_____________%         Growth & Income                    ___________%              ________%
_____________%         Global Income                      ___________%              ________%
_____________%         Money Market                       ___________%              ________%

                     MASSACHUSETTS FINANCIAL SERVICES (MFS)
_____________%         New Discovery                      ___________%              ________%
_____________%         Emerging Growth                    ___________%              ________%
_____________%         Research                           ___________%              ________%
_____________%         Growth with Income                 ___________%              ________%
_____________%         Utilities                          ___________%              ________%
_____________%         Total Return                       ___________%              ________%


                     OPPENHEIMERFUNDS
_____________%         Aggressive Growth                  ___________%              ________%
_____________%         Global Securities                  ___________%              ________%
_____________%         Growth                             ___________%              ________%
_____________%         Growth & Income                    ___________%              ________%
_____________%         High Income                        ___________%              ________%
_____________%         Strategic Bond                     ___________%              ________%


                     CALVERT
_____________%         Social Small Cap Growth            ___________%              ________%
_____________%         Social Balanced                    ___________%              ________%


                     VAN ECK
_____________%         Worldwide Hard Assets              ___________%              ________%
_____________%         Worldwide Real Estate              ___________%              ________%


                     MODEL PORTFOLIOS
_____________%         Growth                             ___________%              ________%
_____________%         Balanced                           ___________%              ________%
_____________%         Capital Appreciation               ___________%              ________%

          100%       TOTAL                                        100%                   100%

*60 day Rate Lock elected for all accounts in the Guaranteed Account [ ] Yes  [ ] No

                                                                            8/98

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|SPECIAL REMARKS                                                               |
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

AUTHORIZATION AND ACKNOWLEDGEMENT    Each Owner and Annuitant acknowledges the following:

I have received a current prospectus.                                                                       Yes [ ]  No [ ]
The information contained in this application is true and correct.                                          Yes [ ]  No [ ]
My telephone and other non-written instructions should be honored, subject to the terms of the prospectus.  Yes [ ]  No [ ]
The Agent who signs this application is authorized to make transfers on my behalf.                          Yes [ ]  No [ ]
I have purchased other annuities from Protective Life this calendar year.                                   Yes [ ]  No [ ]

Does this annuity change or replace any existing annuity contract or life insurance policy?                 Yes [ ]  No [ ]
If 'Yes' please complete below: (USE 'SPECIAL REMARKS' IF ADDITIONAL SPACE IS NEEDED.)

Company Name(s): _______________________________      Policy Number(s): ____________________________
                 _______________________________                        ____________________________

THIS APPLICATION SHALL BECOME PART OF THE ANNUITY CONTRACT ISSUED BY PROECTIVE LIFE.


THE CONTRACT VALUE AND ANNUITY INCOME PAYMENTS, WHEN BASED UPON THE INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT, ARE VARIABLE AND ARE NOT GUARANTEED AS TO A FIXED DOLLAR AMOUNT.

Application signed at: _______________________________________________ on ___________________.
                                      (CITY, STATE)                              (DATE)

Owner: ____________________________________________________ Joint Owner: _____________________
                                                             (IF ANY)

Annuitant: ________________________________________________ Witness:__________________________
(IF DIFFERENT THAN OWNER)



AGENT REPORT - The agent acknowledges that to the best of his or her knowledge and belief this annuity [ ] does [ ] does not change or replace any existing life insurance or annuity policy.



Agent's signature: ______________________________    Print agent's name: _____________________________

Agent number: ___________________________________    Broker/Dealer name: _____________________________

Branch: _________________________________________    Agent phone number: _____________________________

Client account number: __________________________

                                                                                               8/98

                                     Page 4

                                                               [Protective Logo]

PROTECTIVE LIFE CORPORATION
Post Office Box 2606
Birmingham, Alabama 35202
205-879-9230

STEVE M. CALLAWAY
Senior Associate Counsel

Writer's Direct Number: (205) 666-3804
Facsimile Number: (205) 868-3597
Toll-Free Number: (800) 627-0220
E-mail: steve_callaway@protective.com

                                       December 8, 1998


VIA EDGAR

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

              RE:  PROTECTIVE LIFE INSURANCE COMPANY
                   PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

Commissioners:

     On behalf of Protective Life Insurance Company ("the Company") and Protective Variable Annuity Separate Account (the "Account"), we are transmitting for filing with the Commission pursuant to the Securities Act of 1933, the Investment Company Act of 1940, and Rule 101(a) of Regulation S-T, a conformed electronic format copy of a Form N-4 registration statement for certain variable annuity contracts being issued through the Account.

     A paper format copy of this registration statement is being delivered to the Office of Insurance Products, Division of Investment Management. This registration statement has been manually signed by the persons specified in the 1933 Act. Pursuant to Rule 302 of Regulation S-T, the Company will retain the manually executed copy of the registration statement. Exhibits not included herein, and certain other information will be added by pre-effective amendment.

     If you have any questions or comments regarding this registration statement, please call the undersigned at (800) 627-0220.

                                       Sincerely,

                                       /s/ STEVE M. CALLAWAY
                                       -------------------------------
                                       Steve M. Callaway
                                       Senior Associate Counsel

cc: Stephen E. Roth
    David S. Goldstein
    30964